CASH AND DUE FROM BANKS (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)	Dec. 31, 2009 EUR (€)
Cash And Due From Banks Details [Abstract]
Current accounts with banks		€ 536,896		€ 444,730
Cash and similar items		1,134,941		1,058,153
Current account with central bank		475,365		209,730
Other		9,638		5,123
Total	$ 2,818,293	€ 2,156,840	$ 2,244,526	€ 1,717,736	€ 1,436,157	€ 1,430,381